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                                                                   EXHIBIT 23(C)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Woolworth Corporation of our report dated March 8, 1995 appearing under Exhibit 99 of Woolworth Corporation's Annual Report on Form
10-K for the fiscal year ended January 27, 1996.


/s/ Price Waterhouse LLP
    New York, New York
    February 3, 1997